                        THE WELLCOME FOUNDATION LIMITED



                                      AND


                             BURROUGHS WELLCOME CO.


                                      and


                                 CENTOCOR, INC.


                                      AND


                                 CENTOCOR B.V.







- --------------------------------------------------------------------------------

                              RELICENSE AGREEMENT

- --------------------------------------------------------------------------------


                                     The Wellcome Foundation Ltd
                                     Legal Department
                                     Unicorn House
                                     P O Box 129
                                     160 Euston Road
                                     London NW1 2BP
                                     England


                                     Dated: As of December 16, 1993

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS ...........................................................   2

2.   GRANT OF LICENSE ......................................................   2

3.   TERM; TERMINATION .....................................................   3

4.   REPRESENTATIONS AND WARRANTIES ........................................   4

5.   PROPRIETARY RIGHTS; WARRANTY DISCLAIMER ...............................   8

6.   INFRINGEMENT ..........................................................   8

7.   INDEMNIFICATION .......................................................   9

8.   MISCELLANEOUS .........................................................  11


                              RELICENSE AGREEMENT

        THIS RELICENSE AGREEMENT (the "Agreement") is dated as of the 16th day
                                       ---------
of December, 1993 by and among CENTOCOR, INC., a Pennsylvania corporation of 200 Great Valley Parkway, Malvern, Pennsylvania 19355-1307, USA ("CENTOCOR"),
                                                              --------
CENTOCOR B.V., a Netherlands corporation of Einsteinweg 101, PO Box 251, 2300 AG LEIDEN, the Netherlands ("CBV"), THE WELLCOME FOUNDATION LIMITED, a United
                          ---
Kingdom corporation of Unicorn House, PO Box 129, 160 Euston Road, London NW1 2BP, England ("WFL"), and BURROUGHS WELLCOME CO., a North Carolina corporation
               ---
of 3030 Cornwallis Road, Research Triangle Park, NC 27709-4498, USA ("BW" and,
                                                                      --
collectively with WFL, "WELLCOME").
                        --------

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, WELLCOME, CENTOCOR and CBV have entered into an Anti-Cancer Alliance Agreement dated as of November 5, 1993 (the "Alliance Agreement") which
                                                      ------------------
governs the parties' collaboration in the development, manufacture, marketing, sale and distribution of products for the treatment of cancers;

     WHEREAS, as contemplated by the Alliance Agreement, a Centocor Technology License Agreement of even date herewith by and among CENTOCOR, CBV and WELLCOME (the "License Agreement") grants WELLCOME the exclusive worldwide right and
      -----------------
license under the Intellectual Property rights of CENTOCOR and CBV to use the Centocor Technology (as defined in Appendix A hereto) to develop, make, have
                                   ----------
made, use, market, promote, distribute and sell 17-1A Product and Derivative 17-1A Products; and

     WHEREAS, WELLCOME desires to grant back to CENTOCOR and CBV a license to use the Centocor Technology solely on the terms and conditions set forth below;

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.   DEFINITIONS
     -----------

     Capitalized terms not otherwise defined herein shall have the meanings set forth in Appendix A hereto.
         ----------

2.   GRANT OF LICENSE
     ----------------

     In consideration for the covenants and agreements set forth in the other Alliance Documents, and subject to the terms and conditions set forth in this Agreement and the limitations expressly imposed by the License Agreement, WELLCOME hereby grants CENTOCOR and CBV an exclusive (including, without limitation, as to WELLCOME and its Affiliates) worldwide, royalty-free license, with the right to sublicense, under all of WELLCOME'S rights in the Centocor Technology pursuant to the License Agreement, to develop, use, make and sell 17-1A Product solely (a) for Clinical Trials conducted in accordance with the Development Agreement; (b) for delivery to or at the instruction of WELLCOME in accordance with the Supply Agreement; and (c) for delivery to or at the instruction of a Permitted Distributor in such Permitted Distributor's territory as authorized by the Supply Agreement.

3.   TERM; TERMINATION
     -----------------

     3.1. The license granted by this Agreement shall take effect on the date hereof and shall be perpetual unless terminated in accordance with the terms of this Section 3.
     ---------

     3.2. CENTOCOR may give notice in writing to WELLCOME terminating this Agreement within sixty (60) days if WELLCOME is in material breach of its obligations hereunder and fails to remedy such breach within such sixty (60) day period. WELLCOME may give notice in writing to CENTOCOR terminating this Agreement within sixty (60) days if CENTOCOR or CBV is in material breach of its obligations hereunder and fails to remedy such breach within such sixty (60) day period. No such termination, however, shall release any of the parties from any obligations hereunder incurred prior to such termination.

     3.3. In addition to the provisions of Section 3.2 hereof, WELLCOME reserves
                                           -----------
the right to terminate this Agreement by written notice to take effect immediately upon the occurrence of any of the following events:

        3.3.1. WELLCOME terminates the Supply Agreement pursuant to Sections
                                                                    --------
26.1.2, 26.1.3, 26.1.4, 26.1.6, 26.1.7 or 26.3 thereof;
- ----------------------------------------------

        3.3.2. WELLCOME terminates (a) the Development Agreement pursuant to Sections 9.2.2 or 9.4 thereof and (b) the Supply Agreement pursuant to Section
- ---------------------         ---                                      -------
26.1.1 thereof;
- ------

          3.3.3. CENTOCOR terminates the Supply Agreement other than pursuant to Section 26.3 thereof;
   ------------

          3.3.4. CENTOCOR terminates the Development Agreement other than pursuant to Section 9.4 thereof; or
            -----------

          3.3.5. The License Agreement expires or is terminated for any cause or for no cause;

provided, however, termination pursuant to this Section 3.3 shall not affect
- --------  -------                               -----------
CENTOCOR'S and CBV'S license under this Agreement to develop, make and sell 17-1A Product, in each case solely for delivery to or at the instruction of Ajinomoto or its successor in the Ajinomoto Territory (excluding the Former Ajinomoto Territory, as defined in Section 4.1 of the Supply Agreement, to the
                                   -----------
extent Ajinomoto's successor in such Former Ajinomoto Territory is WELLCOME or a WELLCOME Affiliate).

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     4.1. Representations and Warranties of CENTOCOR and CBV. As a material
          --------------------------------------------------
inducement to WELLCOME to enter into this Agreement and to consummate the transactions contemplated hereby, CENTOCOR and CBV hereby represent and warrant to WELLCOME as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

        4.1.1. Organization and Good Standing.  Each of CENTOCOR and CBV is a
               ------------------------------
corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation with the requisite power and authority (corporate or otherwise) to carry on its business as presently being conducted and as proposed to be conducted pursuant to the Alliance Agreement, and to own and operate its properties and assets.

        4.1.2. Corporate Power and Authority; Enforceability.  Each of CENTOCOR
               ---------------------------------------------
and CBV has the requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by CENTOCOR and CBV of this Agreement and the consummation by CENTOCOR and CBV of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part or CENTOCOR and CBV. This Agreement constitutes a legal, valid and binding obligation of each of CENTOCOR and CBV, enforceable in accordance with its terms.

        4.1.3. Validity of Contemplated Transactions.  The execution, delivery
               -------------------------------------
and performance by CENTOCOR and CBV of this Agreement, and the consummation by CENTOCOR and CBV of the transactions contemplated hereby, do not (a) violate or contravene any provision of CENTOCOR'S or CBV'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of, any agreement, contract, indenture, lease, license, or mortgage to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV is bound; (c) subject any of CENTOCOR'S or CBV'S properties or assets to any Lien or to any indenture, mortgage, contract, commitment, or agreement (other than this Agreement) to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV or any of CENTOCOR'S of CBV'S properties or assets are bound; (d) violate any provision of any Law, Permit or Court Order applicable to CENTOCOR or CBV; or (e) require any Permit or Required Consent of any Governmental Entity to be obtained by CENTOCOR or CBV which has not been obtained.

        4.1.4. Litigation; Compliance with Laws.  There is no Litigation
               --------------------------------
pending or, to CENTOCOR'S or CBV'S knowledge, threatened against or related to CENTOCOR or CBV, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to CENTOCOR or CBV, in each case which might have a material adverse effect on the ability of CENTOCOR or CBV to execute, deliver and perform this Agreement or on the ability of CENTOCOR or CBV to consummate the transactions contemplated hereby.

     4.2. Representations and Warranties of WFL and BW.  As a material
          --------------------------------------------
inducement to CENTOCOR and CBV to enter into this Agreement and to consummate the transactions contemplated hereby, WFL and BW hereby jointly and severally represent and warrant to CENTOCOR and CBV as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

        4.2.1. Organization and Good Standing.  Each of WFL and BW is a
               ------------------------------
corporation duly organized and validly existing under the Laws of the jurisdiction of its incorporation, with the requisite power and authority (corporate or otherwise) to carry on its business as presently being conducted and as proposed to be conducted pursuant to the Alliance Agreement, and to own and operate its properties and assets.

        4.2.2. Corporate Power and Authority; Enforceability.  Each of WFL and
               ---------------------------------------------
BW has the requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by WFL and BW of this Agreement and the consummation by WFL and BW of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of WFL and BW. This Agreement constitutes a legal, valid and binding obligation of WFL and BW, enforceable in accordance with its terms.

        4.2.3. Validity of Contemplated Transactions.  The execution, delivery
               -------------------------------------
and performance by WFL and BW of this Agreement, and the consummation by WFL and BW of the transactions contemplated hereby, do not (a) violate or contravene any provision of WFL'S or BW'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of, any agreement, contract, indenture, lease, license, or mortgage to which WFL or BW is a party or by which WFL or BW is bound; (c) violate any provision of any Law, Permit or Court Order applicable to WFL or BW; or (d) require any Permit or Required Consent of any Governmental Entity to be obtained by WFL and BW which has not been obtained.

        4.2.4. Litigation; Compliance with Laws.  There is no Litigation
               --------------------------------
pending or, to WFL'S or BW'S knowledge, threatened against or related to WFL or BW, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to WFL or BW, in each case which might have a material adverse effect on the ability of WFL or BW to execute, deliver and perform this Agreement or on the ability of WFL or BW to consummate the transactions contemplated hereby.

5.  PROPRIETARY RIGHTS; WARRANTY DISCLAIMER
    ---------------------------------------

     5.1. WELLCOME agrees that, for so long as this Agreement is in effect, it shall take no action that materially impairs its ability to grant and continue the license contemplated by this Agreement; provided, however, nothing herein
                                            --------  -------
shall require WELLCOME to maintain the License Agreement in effect.

     5.2. Except as provided in Section 5.1 hereof, WELLCOME makes no
                                -----------
representation or warranty with respect to the Centocor Technology. WITHOUT LIMITING THE FOREGOING, WELLCOME EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY CONCERNING WELLCOME'S TITLE TO, OR RIGHT TO GRANT LICENSES OR SUBLICENSES IN THE CENTOCOR TECHNOLOGY, ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY OF MERCHANTABILITY.

6.  INFRINGEMENT
    ------------

     6.1. In the event that any party hereto obtains knowledge of any infringement or misappropriation by a Third Party of the Intellectual Property rights relating to the Centocor Technology (an "Infringement"), such party shall
                                                ------------
inform the other parties promptly of such Infringement and provide the other parties with any available evidence of such Infringement or misappropriation. CENTOCOR and CBV shall have the right but not the obligation to prosecute at their own cost and expense any claim of Infringement of the Intellectual Property rights relating to the Centocor Technology. If both CENTOCOR and CBV fail to commence any action against an infringer within ninety (90) days after either obtains knowledge of the infringement, WELLCOME may commence action against the infringer. At the reasonable request of the party filing suit, the other parties, at their own expense, will provide reasonable assistance, including, without limitation, permitting the use of their respective names in all suits and signing all necessary documents if appropriate to the situation. Any recovery in any action brought in accordance with this section shall be applied first to costs incurred by the party bringing suit, and then to the costs of the party or parties providing assistance as contemplated by this Section 6, with the remainder to be retained by the party
                     ---------
bringing the suit.

     6.2. WELLCOME agrees that, so long as this Agreement remains in effect, it shall not exercise its right under Section 8 of the License Agreement to bring
                                   ---------
suit for Infringement (as defined therein).

7.   INDEMNIFICATION
     ---------------

     7.1. Subject to compliance by the applicable Indemnitee (as defined below) with its obligations set forth in Sections 7.4 and 7.5 hereof, CENTOCOR
                                         --------------------
and CBV shall defend, indemnify and hold WELLCOME and its Affiliates and the respective directors, officers, employees and agents of WELLCOME and its Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the breach by CENTOCOR and CBV of any of their representations, warranties and covenants contained within this Agreement.

     7.2. Subject to compliance by the applicable Indemnitee (as defined below) with its obligations set forth in Sections 7.4 and 7.5 hereof, WELLCOME shall
                                  --------------------
defend, indemnify and hold CENTOCOR, CBV and their Affiliates and the respective directors, officers, employees and agents of CENTOCOR and CBV and their

Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the breach by WELLCOME of any of its representations, warranties and covenants contained in this Agreement.

     7.3. "Indemnitor" means CENTOCOR and CBV with respect to Section 7.1 hereof
           ----------                                         -----------
and WELLCOME with respect to Section 7.2 hereof.  "Indemnitee" means any of
                             -----------           ----------
WELLCOME and its Affiliates and the respective directors, officers, employees and agents of WELLCOME and its Affiliates with respect to Section 7.1 hereof and
                                                          -----------
any of CENTOCOR, CBV and their Affiliates and the respective directors, officers, employees and agents of CENTOCOR, CBV and their Affiliates with respect to Section 7.2 hereof.
           -----------

     7.4. Notice.  Promptly after receipt by an Indemnitee of written notice of
          ------
the commencement of any suit, audit, demand, judgment, action, investigation or proceeding relating to a Loss (a "Third Party Action"), or promptly after an
                                  ------------------
Indemnitee incurs a Loss or has knowledge of the existence of a Loss, such Indemnitee will, if a claim with respect thereto is to be made against Indemnitor due to Indemnitor's obligation to provide indemnification hereunder, give Indemnitor written notice of such Loss or the commencement of such Third Party Action; provided, however, the failure to provide such notice within a
              --------  -------
reasonable period of time shall not relieve Indemnitor of any of its obligations hereunder except to the extent it is prejudiced by such failure.

     7.5. Defense.  The Indemnitor shall control the defense and settlement of a
          -------
Third Party Action, except that the applicable Indemnitee may assume such defense provided that the obligation of the Indemnitor to pay the attorneys' fees of such

Indemnitee shall cease upon such election. If the Indemnitor defends such action, it shall not enter into any resolution or other compromise of such action unless (a) it pays in cash or posts an adequate bond for the payment of the amount of such resolution or other compromise and obtains a complete release of the Indemnitee or (b) obtains the prior written consent of the Indemnitee, which shall not be unreasonably withheld or delayed. If the Indemnitee defends such action, such Indemnitee shall not enter into any resolution or other compromise of such action unless such Indemnitee obtains the consent of the Indemnitor, which shall not be unreasonably withheld or delayed. The party defending the action shall keep the other parties informed on an ongoing basis of the status of such Third Party Action and shall deliver to such other parties copies of all documents relating to the Third Party Action as the other parties may reasonably request. The party assuming such defense shall receive from the others all necessary and reasonable cooperation in the defense of a Third Party Action including, but not limited to, the services of employees of such other parties who are familiar with the events or circumstances out of which any such Third Party Action may have arisen.

     7.6. The indemnifications contained in this Section 7 shall survive
                                                 ---------
expiration or termination of this Agreement.

8.   MISCELLANEOUS
     -------------

     8.1. Entire Agreement.  This Agreement and the other Alliance Documents
          ----------------
constitute the entire understanding of the parties with respect to the subject matter contained herein and supersede any prior understandings and agreements among them respecting such subject matter including, without limitation, the

Letter of Intent between CENTOCOR and WFL dated September 16, 1993; provided,
                                                                    --------
however, the confidentiality agreement between WFL and CENTOCOR dated September
- -------
14, 1993 shall in all cases remain in full force and effect in accordance with its terms.

     8.2. Amendments.  This Agreement may be amended and supplemented only by a
          ----------
written instrument duly executed by each of the parties.

     8.3. Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not affect its interpretation.

     8.4. Gender; Number.  Words of gender may be read as masculine, feminine,
          --------------
or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

     8.5. Appendices; Exhibits; and Schedules.  All appendices, exhibits and
          -----------------------------------
schedules referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

     8.6. Severability.  If any provision of this Agreement or the application
          ------------
thereof to any Person or circumstance is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof to the fullest extent permitted by Law.

     8.7. Remedies.  Each of CENTOCOR and CBV on the one hand, and WFL and BW on
          --------
the other, stipulates that the remedies at law of the other in the event of any default or threatened default in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by Law, such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against any violation of any terms hereof or otherwise.

     8.8. Joint and Several Liability.  CENTOCOR and CBV shall be jointly and
          ---------------------------
severally responsible and liable for all of their respective obligations to WELLCOME arising under this Agreement. WFL and BW shall be jointly and severally liable for all of their respective obligations to CENTOCOR or CBV arising under this Agreement.

     8.9. Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be given to the Person either personally or by sending a copy thereof by first class United States express mail, postage prepaid and return-receipt requested, or by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid, or by telecopier (with the original sent by either of the foregoing manners), to such Person's address (or to such Person's telecopier number). All notices shall be deemed to have been given to the Person entitled thereto when received.

          If to WFL, to:

                     THE WELLCOME FOUNDATION LIMITED
                     Unicorn House, P.O. Box 129
                     129 Euston Road
                     London NW1 2BP
                     Attention:  Company Secretary
                     Telecopy No.:  011-44-71-388-5462

          With a copy to:

                     BURROUGHS WELLCOME CO.
                     3030 Cornwallis Road
                     Research Triangle Park, NC  27709
                     Attention:  Secretary
                     Telecopy No.:  (919) 315-0478

            If to BW, to:

                     BURROUGHS WELLCOME CO.
                     3030 Cornwallis Road
                     Research Triangle Park, NC  27709
                     Attention:  Secretary
                     Telecopy No.:  (919) 315-0478

            If to CENTOCOR or CBV, to:

                     CENTOCOR, INC.
                     200 Great Valley Parkway
                     Malvern, Pennsylvania 19355-1307
                     Attention:  Corporate Secretary
                     Telecopy No.:  (215) 651-6100
            with a copy to:

                     Duane, Morris & Heckscher
                     One Liberty Place
                     Philadelphia, PA  19103
                     Attention:  David C. Toner, Esquire
                     Telecopy No.:  (215) 979-1020

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the Person entitled to receive such notice.

     8.10. Waiver.  No provision of this Agreement may be waived except by a
           ------
written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable Law will operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion (it being understood that specific time frames for notice or actions to be taken shall be binding on the parties).

     8.11. Assignment.  No party hereto may assign its rights or delegate any
           ----------
of its obligations hereunder without the prior written consent of the other parties, except that, without such consent, (a) WFL may assign all or any part of its rights and obligations hereunder to an Affiliate of WFL, including but not limited to BW, so long as WFL unconditionally guarantees the obligations of such Affiliate; (b) WFL and BW may assign all of their rights and delegate all of their duties under this

Agreement to the transferee of all or substantially all of the line of business of which this Agreement forms a part or by way of merger or consolidation with another company; and (c) CENTOCOR and CBV may assign all of their rights and delegate all of their duties under this Agreement to a transferee of all or substantially all their assets or by way of merger or consolidation with another company. Without limiting the foregoing, all rights and obligations with respect to the subject matter of this Agreement as to the United States shall inure to the benefit of and be performed by BW, subject to such further assignments as may be permitted by this Section 8.11. If any party shall assign
                                        ------------
its rights and delegate its duties pursuant to clauses (b) or (c) of this
                                               ------------------
Section 8.11, the Person to whom such rights are assigned and duties are
- ------------
delegated shall assume all of the obligations of the applicable party under this Agreement. The guarantee by WELLCOME referenced in clause (a) of this Section
                                                   ----------         -------
8.11 is a guaranty of payment and performance, and not of collection; and in
- ----
case of a default by an Affiliate of WELLCOME to which rights have been assigned or obligations delegated pursuant to such clause (a), CENTOCOR and CBV shall
                                          ----------
have the right to proceed first against WELLCOME without the necessity to proceed against or join such Affiliate.

     8.12. Successors and Assigns.  This Agreement shall bind, inure to the
           ----------------------
benefit of, and be enforceable by the successors and permitted assigns of the parties hereto.

     8.13. Governing Law.  This Agreement shall be construed and enforced in
           -------------
accordance with the Laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law applicable in such jurisdiction.

     8.14. No Benefit to Others.  The representations, warranties, covenants
           --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

     8.15. Further Assurances.  At the request of any party hereto, the other
           ------------------
parties hereto shall execute and deliver from time to time such further instruments and shall provide reasonable cooperation in such proceedings or actions as shall be necessary or reasonably appropriate to effectuate the purposes of this Agreement including, without limitation, registering or recording the rights granted hereunder; provided, however, if any party hereto
                                        --------  -------
desires to notify this Agreement under Article 85(3) of the Treaty of Rome establishing the European Economic Community, such party shall give the other parties ninety (90) days prior written notice of such notification and if during such period a party shall reasonably object to such notification, the objecting party need not cooperate in such notification and such notification shall not be implemented. Except as otherwise provided in the Alliance Documents, the executions, deliveries and cooperation of each party under this Section 8.15
                                                                ------------
shall be without further consideration and at such party's expense.

     8.16. Confidentiality.
           ---------------

        8.16.1. "Proprietary Information," for the purposes of this Section
                 -----------------------                            -------
8.16, means the Centocor Technology provided by WELLCOME to CENTOCOR or CBV in
- ----
accordance with this Agreement.

        8.16.2. Except as expressly provided herein otherwise, each
Receiving Party shall, during the term of this Agreement including any renewals thereof, and for a period of five (5) years following expiration or the termination hereof, but in any event not for less than a period of ten (10) years, maintain the confidentiality of all Proprietary Information disclosed by the Disclosing Party hereunder and shall neither use the same except as expressly authorized by this Agreement, the Alliance Agreement or any other Alliance Document, nor disclose the same to any Third Party that is not an Affiliate of the Receiving Party without the prior written consent of the Disclosing Party. Nothing in this Section 8.16, however, shall be construed to
                                   ------------
require any party hereto to maintain the confidentiality and non-use of any information or material that (a) at the time of disclosure, is already in the public domain; (b) after disclosure, enters the public domain otherwise than by an act or omission of the Receiving Party in violation of the terms of this Agreement; (c) prior to disclosure under this Agreement was already in the possession of the Receiving Party or its Affiliates, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party; (d) becomes known to the Receiving Party from a Third Party, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party on a confidential basis; (e) is required in the reasonable judgment of the Receiving Party to be disclosed to a Governmental Entity in furtherance of this Agreement or the Alliance Agreement or pursuant to any Law, Governmental Entity, or Court Order; or (f) results from research or development by the Receiving Party or its Affiliates independent of disclosures from the Disclosing Party. Disclosures of Proprietary Information made prior to the date hereof shall be governed by the terms of this Section 8.16.
                                                   ------------
        8.16.3. Nothing in this Section 8.16 shall prevent any party hereto
                                ------------
from disclosing its own information relating to its business, financial affairs, products, research development, marketing and other commercial activities to any Affiliate or any Third Party. In addition, notwithstanding the restrictions in this Section 8.16 on confidentiality and use, any party hereto may disclose
     ------------
Proprietary Information which is disclosed to it hereunder to any of its Affiliates which agrees to be bound by the terms of this Section 8.16.
                                                         ------------

     8.17. Continuing Obligation.  Except as otherwise specifically provided
           ---------------------
herein, neither termination nor expiration of this Agreement shall relieve any party from any obligation under this Agreement which accrued or arose from facts and circumstances in existence prior thereto.

     8.18. Covenant Not to Sue.  WELLCOME agrees that during the term of this
           -------------------
Agreement it will not assert or cause to be asserted against CENTOCOR, its Affiliates or its sublicensees, any Intellectual Property rights not licensed hereunder that are or may be infringed by reason of the exercise by CENTOCOR, its Affiliates or its sublicensees of the license granted hereunder; provided,
                                                                     --------
however, nothing herein shall prohibit WELLCOME from instituting any suit which
- -------
it is obligated to institute pursuant to the terms of a license agreement with a Third Party pursuant to which a license to such Intellectual Property has been granted.

     8.19. Counterparts.  This Agreement and any amendment or supplement hereto
           ------------
may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

     8.20. Savings Clause.  Any restriction or information provision (as each
           --------------
of these terms or expressions are defined in the RTPA) contained in this Agreement or in any arrangement of which this Agreement forms part by virtue of which this Agreement or any such arrangement is registrable under the RTPA shall not take effect in the United Kingdom until the day after the day on which full particulars of this Agreement (and of any such arrangement) shall have been duly furnished to the Office of Fair Trading under Section 24 of the RTPA.
                                              ----------

     8.21. Independent Contractors.  It is expressly understood and agreed that
           -----------------------
the Centocor Group and the Wellcome Group are independent contractors; neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall be deemed the agent of the other group or of any of its members for any purpose whatsoever, and neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall have authority to enter into any contract or agreement, assume any obligation or make any warranty or representation for or on behalf of the other group or any of its members. Nothing in this Agreement shall be deemed to create or constitute a partnership or the relationship of employer and employee between the Wellcome Group or any of its members on the one hand and the Centocor Group or any of its members on the other.

     IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed as of the day and year first above written by their duly authorized representatives.

                          FOR AND ON BEHALF OF
                          THE WELLCOME FOUNDATION LIMITED

                          By:    /s/ Trevor M. Jones
                              ------------------------------------
                          Name:  Trevor M. Jones
                                ----------------------------------
                          Title: Director/Research, Development &
                                 ---------------------------------
                                 Medical
                                 ---------------------------------

                          BURROUGHS WELLCOME CO.

                          By:    /s/ David W. Barry
                              ------------------------------------
                          Name:  David W. Barry
                                ----------------------------------
                          Title: Vice President of Research,
                                 ---------------------------------
                                 Development and Medical
                                 ---------------------------------


                             [EXECUTIONS CONTINUED]

                          CENTOCOR, INC.

                          By:    /s/ Bobba Venkatadri
                              ------------------------------------
                          Name:  Bobba Venkatadri
                                ----------------------------------
                          Title: Executive Vice-President
                                 ---------------------------------

                          CENTOCOR B.V.

                          By:    /s/ David P. Holveck
                              ------------------------------------
                          Name:  David P. Holveck
                                ----------------------------------
                          Title: Managing Director
                                 ---------------------------------

                                   APPENDIX A
                                   ----------

                               GLOSSARY OF TERMS
                               -----------------

                     [See Appendix A to Alliance Agreement]